UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15723	05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 23, 2019, United Natural Foods, Inc. (the “Company”) entered into amended and restated severance agreements (the “Severance Agreements”) with each of the Company’s officers who were identified as “Named Executive Officers” in the Company’s proxy statement filed with the Securities and Exchange Commission on November 8, 2018 (other than Steven L. Spinner and Sean F. Griffin, each of whom have separate employment agreements with the Company), as well as certain other officers and executive officers of the Company who had preexisting arrangements in place.

Each of the Severance Agreements provides that if the Company terminates the executive’s employment without Cause (as defined in the Severance Agreement) or such executive resigns for Good Reason (as defined in the Severance Agreement), in either case, other than in connection with or during the two-year period following a Change in Control, and subject to the effectiveness of a release in favor of the Company, the executive will continue to receive his or her base salary for one year, a prorated portion of incentive compensation earned based on the number of days of service in the year, and a lump sum cash payment of $35,000 for medical benefits.  The Severance Agreements expire on the third anniversary of the effective date of the agreements. The amendments to the Severance Agreements were the addition of the provision for payment of prorated incentive compensation and an updated list of competitors in the restrictive covenants to which payments under the Severance Agreements are subject.

The description above is qualified in its entirety by reference to the form of Severance Agreement, which is included herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Form of Amended and Restated Severance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By: /s/ Jill E. Sutton
Name: Jill E. Sutton
Title: Chief Legal Officer, General Counsel and Corporate Secretary

Date: October 29, 2019